UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): November 6, 2023

EDOC Acquisition Corp.

(Exact name of registrant as specified in its charter)

Cayman Islands	001-39689	N/A
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

7612 Main Street Fishers

Suite 200

Victor, NY 14564

(Address of principal executive offices, including zip code)

Registrant’s telephone number, including area code: (585) 678-1198

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Class A Ordinary Shares, $.0001 par value per share	ADOC	The Nasdaq Stock Market LLC
Rights, exchangeable into one-tenth of one Class A Ordinary Share	ADOCR	The Nasdaq Stock Market LLC
Warrants, each exercisable for one-half of one Class A Ordinary Share, each whole Warrant exercisable for $11.50 per share	ADOCW	The Nasdaq Stock Market LLC

Item 1.01. Entry into a Material Definitive Agreement.

On November 8, 2023, EDOC Acquisition Corp., a special purpose acquisition company incorporated as a Cayman Islands exempted company (the “Company”), issued a promissory note (the “Note”) in the aggregate principal amount of up to $122,431.05 to American Physicians LLC, Delaware limited liability company, the Company’s sponsor (the “Extension Funds”), pursuant to which the Extension Funds will be deposited into the Company’s trust account (the “Trust Account”) for the benefit of each Class A ordinary share of the Company (“Public Share”) that was not redeemed in connection with the extension of the Company’s termination date from November 12, 2023 to May 12, 2024 (the “Extension”) that was approved at the Extension Meeting (as defined below).

The principal amount of this Note may be drawn down in three equal amounts of $40,810.35, in order for the Company to deposit a pro rata portion of the Extension Funds into the Trust Account, which equates to $0.05 per remaining Public Share, for each calendar month (commencing on November 12, 2023 and on the 12th day of each subsequent month) through January 12, 2024 that the Company utilizes to complete an initial business combination. The Extension Funds are intended to support the first three months of the Extension. Additional funds will be deposited in the amount of $0.07 per remaining Public Share to the extent additional months are needed (until May 12, 2024) to complete an initial business combination. On or before November 17, 2023, the first installment of the Extension Funds will be deposited into the Trust Account. After such funding, the Trust Account will contain approximately $11.54 per remaining Public Share outstanding.

The foregoing description is qualified in its entirety by reference to the Note, a copy of which is attached as Exhibit 10.1 hereto and is incorporated herein by reference.

Item 2.03. Creation of a Direct Financial Obligation or an Obligation Under an Off-balance Sheet Arrangement of a Registrant.

The disclosure contained in Item 1.01 of this Current Report on Form 8-K is incorporated by reference in this Item 2.03.

Item 5.03 Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

The disclosure contained in Item 5.07 of this Current Report on Form 8-K is incorporated by reference in this Item 5.03.

Item 5.07 Submission of Matters to a Vote of Security Holders.

On November 6 , 2023, the Company held an extraordinary general meeting in lieu of an annual meeting (the “Extension Meeting”) to amend the Company’s amended and restated memorandum and articles of association (the “Charter Amendment”) to extend the date by which the Company has to consummate an initial business combination from November 12, 2023 to May 12, 2024 (the “Extension Amendment Proposal”) and to ratify the selection by the audit committee of Marcum LLP (“Marcum”) to serve as the Company’s independent registered public accounting firm for the year ended December 31, 2023 (the “Auditor Ratification Proposal”). The proposal to adjourn the Extension Meeting to a later date was not presented because there were enough votes to approve each of the foregoing proposals.

There were 3,636,877 ordinary shares of the Company issued and outstanding on October 10, 2023, the record date for the Extension Meeting. At the Extension Meeting, there were 2,678,089 ordinary shares present in person or by proxy, representing approximately 73.64% of the total ordinary shares outstanding as of the record date, which constituted a quorum.

The final voting results for the Extension Amendment Proposal were as follows:

For	Against	Abstain
2,609,907	2,706	0

The final voting results for the Auditor Ratification Proposal were as follows:

For	Against	Abstain
2,678,089	0	0

Shareholders holding 16,670 shares of the Company’s ordinary shares exercised their right to redeem such shares for a pro rata portion of the funds in the Company’s Trust Account. As a result, approximately $191,551.17 (approximately $11.49 per share) will be removed from the Trust Account to pay such holders.

A form of the Charter Amendment, effective as of November 6, 2023, is attached as Exhibit 3.1 hereto and is incorporated by reference. The Company will file the Charter Amendment with the Cayman Islands Registrar of Companies.

Forward Looking Statements

This Current Report on Form 8-K includes “forward-looking statements” within the meaning of the safe harbor provisions of the United States Private Securities Litigation Reform Act of 1995. Certain of these forward-looking statements can be identified by the use of words such as “believes,” “expects,” “intends,” “plans,” “estimates,” “assumes,” “may,” “should,” “will,” “seeks,” or other similar expressions. Such statements are subject to certain risks and uncertainties that may cause the Company’s actual results to differ from the expectations expressed in the forward-looking statements. There can be no assurance that the Company will achieve such expectations. The forward-looking statements contained in this report speak only as of the date of this report and the Company undertakes no obligation to publicly update any forward-looking statements to reflect changes in information, events or circumstances after the date of this report, unless required by law.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Description
3.1	Form of Sixth Amended and Restated Memorandum and Articles of Association of the Company
10.1	Promissory Note, dated as of November 8, 2023
104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

EDOC Acquisition Corp.

Date: November 13, 2023	By:	/s/ Kevin Chen
		Name:	Kevin Chen
		Title:	Chief Executive Officer

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